UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.       )
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DELTA AIR LINES, INC.

(Name of Registrant as Specified In Its Charter)

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Exercise Your Right to Vote Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 30, 2010.Meeting InformationDELTA AIR LINES, INC.Meeting Type: Annual MeetingFor holders as of: May 3, 2010Date: June 30, 2010 Time: 8:00 a.m. EDT Location: AXA Equitable Center 787 Seventh Avenue New York, NY 10019You are receiving this communication because you hold shares in the above named company. DELTA AIR LINES, INC.1030 DELTA BLVD This is not a ballot. You cannot use this notice to vote DEPARTMENT 829ATLANTA, GA 30320-6001 these shares. This communication presents only a notice of the availability of the complete proxy materials. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).We encourage you to access and review all of the important information contained in the proxy materials before voting.-TBDSee the reverse side of this notice to obtain M23625proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET : www.proxyvote.com 2) BY TELEPHONE : 1-800-579-1639 3) BY E-MAIL* : sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to the company, your broker or investment advisor. Please make the request as instructed above on or before June 16, 2010 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Please check the meeting materials for the requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares if you are eligible to vote in person. M23626-TBD Vote By Internet: Go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: Request a paper copy of the proxy materials, which will include a proxy card. Return the card in the postage paid envelope.

Voting Items

The Board of Directors recommends a vote FOR Proposals 1 and 2, and AGAINST Proposal 3

1. DELTA'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES:

   Election of Nominees for Director:

   1a. Richard H. Anderson

   1b. Edward H. Bastian

   1c. Roy J. Bostock

   1d. John S. Brinzo

   1e. Daniel A. Carp

   1f. John M. Engler

   1g. Mickey P. Foret

   1h. David R. Goode

   1i. Paula Rosput Reynolds

   1j. Kenneth C. Rogers

   1k. Rodney E. Slater

   1l. Douglas M. Steenland

   1m. Kenneth B. Woodrow

2. DELTA'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

   To ratify the appointment of Ernst & Young LLP as Delta's independent auditors for the year ending December 31, 2010.

3. DELTA'S BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 3, WHICH WAS SUBMITTED BY A STOCKHOLDER.

   Stockholder proposal regarding cumulative voting in the election of directors.

M23627-TBD

M23628-TBD